Consolidated Balance Sheet (Parenthetical) - $ / shares	Dec. 31, 2021	Dec. 31, 2020
Common Stock, Par or Stated Value Per Share	$ 1	$ 1
Common Stock, Shares Authorized	1,470,000,000	1,470,000,000
Common Stock, Shares, Issued	1,250,000,000	1,248,000,000
Treasury Stock, Shares	35,000,000	35,000,000
Series B Preferred Stock [Member]
Preferred Stock, Par or Stated Value Per Share	$ 1	$ 1
Preferred Stock, Shares Authorized	30,000,000	30,000,000
Preferred Stock, Shares Issued	35,000	35,000